Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): May 5, 2003




                        Commission File Number:   333-57780



                             INTERCARE.COM-DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)


























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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events                  Not  Applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  Applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                Not Applicable

ITEM  9:  Regulation FD Disclosure

On May 5, 2003, the registrant issued a press release announcing the Corporate name change approved by California Secretary of State on April 22, 2003

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of May 5, 2003


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     InterCare.com-Dx,  Inc.
                                          (Registrant)


Date:  May 5, 2003                   By:/s/  Russ A. Lyon
                                      -------------------------
                                             Russ A. Lyon
                            (President and Chief Technology Officer)





















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EXHIBIT 99.1

FOR  IMMEDIATE  RELEASE:     Monday,  May  5,  2003


CONTACT:  Russ  A.  Lyon.
          InterCare.com-DX,  Inc
          213-627-8878
          www.intercare.com
          -----------------

                   INTERCARE DX, INC., Announces Change of Name

LOS ANGELES, CALIF., May 5, 2003 InterCare DX, Inc. (OTC BB: "ICCO"), today Announced that the company has changed its name, as approved by the company's stockholders at its last annual meeting. The effective date for the name change is April 22, 2003.

The name change will not result in a change of trading symbol, which remains as ICCO. Further, the CUSIP number for the company remains as 485C 10 7, with no mandatory share exchange.

Details of the above and all the other regulatory and financial filings can be downloaded may be viewed on the SEC's EDGAR System at www.sec.gov.
                                                           -----------
About InterCare DX

InterCare DX, Inc., is an innovative software products development and services company, specializing in developing healthcare management and information systems solutions. The company markets and resells the InterCare Clinical Explorer (ICE(tm), which is designed to integrate every aspect of the healthcare enterprise For additional information, visit www.intercare.com
                                              -----------------

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological, and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.
                                      # # #

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